Long-Term Debt, Net of Debt Issuance Costs and Current Maturities	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Debt Disclosure [Abstract]
Long-Term Debt, Net of Debt Issuance Costs and Current Maturities

Note 7. Long-Term Debt, Net of Debt Issuance Costs and Current Maturities

Long-term debt, net of debt issuance costs and current maturities, consisted of the following (in thousands):

	March 31, 2017	December 31, 2016
Senior term loan—U.S.	$74,063	$75,000
Senior revolving loan—U.S.	2,820	2,820
Accounts receivable financing—EMEA	13,887	15,120
Unsecured financing—EMEA	5,155	4,638
Equipment financing—EMEA	16,112	15,813
Equipment capital lease—U.S.	1,431	2,016
Equipment capital lease—EMEA	1,499	1,898
Equipment capital lease—Mexico	7,580	8,037
Equipment loan—Mexico	89	103

Total long-term debt	122,636	125,445
Less: Debt issuance costs	(2,147)	(2,290)

Total long-term debt, net of debt issuance costs	120,489	123,155
Less: Current maturities of long-term debt	(32,474)	(33,403)

Long-term debt, net of debt issuance costs and current maturities	$88,015	$89,752

Note 13. Long-Term Debt, Net of Debt Issuance Costs and Discount

Long-term debt, net of debt issuance costs and discount, as of December 31 consisted of the following (in thousands):

	2016	2015
Senior term loan—U.S.	$75,000	$74,375
Senior revolving loan—US	2,820	—
Subordinated convertible promissory notes—U.S.	—	10,000
Accounts receivable financing—EMEA	15,120	20,505
Unsecured financing—EMEA	4,638	8,572
Equipment financing—EMEA	15,813	—
Accounts receivable financing—Asia	—	6,622
Working capital loans—Asia	—	9,548
Equipment capital lease—U.S.	2,016	2,678
Equipment capital lease—EMEA	1,898	2,879
Construction financing—Mexico	—	1,204
Equipment capital lease—Mexico	8,037	37
Equipment loan—Mexico	103	164

Total long-term debt	125,445	136,584
Less: Debt issuance costs	(2,290)	(4,220)
Less: Discount on debt	—	(3,018)

Total long-term debt, net of debt issuance costs and discount	123,155	129,346
Less: Current maturities of long-term debt	(33,403)	(52,065)

Long-term debt, net of debt issuance costs, discount and current maturities	$89,752	$77,281

Senior Financing Agreements (U.S.):

In August 2014, the Company entered into an agreement to borrow up to $75.0 million through a credit facility (the Credit Facility) in order to refinance existing indebtedness as well as to fund current operations and future growth opportunities. The initial amount drawn on the closing date was $50.0 million and an additional $5.0 million was drawn in December 2014. In December 2014, in connection with the additional $5.0 million draw, the Credit Facility was amended. In December 2015, the Credit Facility was further amended to increase the total available principal amount from $75.0 million to $100.0 million. The Credit Facility had an initial term of four years and was to mature in 2018, provided for various financial covenants and bore interest at the London Interbank Offered Rate (LIBOR) with a 1.0% floor, plus 8.0%. The Credit Facility contained various affirmative and negative covenants, limited annual capital expenditures based on budgets submitted to and agreed to with the lender and an annual excess cash flow sweep requirement. In connection with the December 2015 amendment, all financial covenants were revised and the measurement period changed from monthly to quarterly. Concurrent with the December 2015 amendment, the Company borrowed an additional $20.0 million under the Credit Facility to fund future growth and expansion. In addition, there were debt issuance costs of $4.7 million which were being amortized to interest expense over a period of 48 months using the effective interest method. As of December 31, 2015, the outstanding balances under the Credit Facility was $74.4 million.

In connection with the initial draw on the Credit Facility in August 2014, the Company repaid its previously outstanding senior term loan of $20.0 million plus accrued interest, a prepayment penalty and a termination fee. The prepayment penalty and termination fee amounted to $1.6 million and are included within the caption “Loss on extinguishment of debt” in the accompanying consolidated statements of operations. In addition, the Company also expensed the remaining $1.3 million of debt discounts and deferred financing costs associated with the senior term loan within the caption “Loss on extinguishment of debt” in the accompanying consolidated statements of operations. The Company also repaid $5.0 million of previously outstanding subordinated convertible promissory notes plus accrued interest as well as $5.7 million of customer advances outstanding at the time of the refinancing.

In December 2016, the Company amended and restated the Credit Facility (the Amended Credit Facility). The previous $100.0 million of available principal was replaced with a $75.0 million term loan and a $25.0 million revolving credit facility, which includes a $15.0 million letter of credit sub-facility. The borrowings under the Amended Credit Facility bear interest at a variable rate through maturity at LIBOR, with a 1.0% floor, plus 5.75%. The Amended Credit Facility requires us to make quarterly principal payments in the amount of $0.9 million of the outstanding principal loan balance commencing in March 2017, with the remaining outstanding balance to be repaid on or before December 30, 2020. The Amended Credit Facility contains customary affirmative covenants, negative covenants and events of default, including covenants and restrictions that, among other things, require the Company and its subsidiaries to satisfy certain capital expenditure and other financial covenants, and restricts the ability of the Company and its subsidiaries to incur liens, incur additional indebtedness, enter into joint ventures or partnerships, engage in mergers and acquisitions, engage in asset sales and declare dividends on its capital stock without the prior written consent of the Lenders. The obligations under the Amended Credit Facility are secured by a lien on substantially all tangible and intangible property of the Company and its domestic subsidiaries and by a pledge by the Company and its domestic subsidiaries of 65% of the equity of their direct foreign subsidiaries, subject to customary exceptions and exclusions from collateral.

If the Company prepays any of the outstanding principal loan balance prior to December 30, 2017, the Company is required to pay the lenders a premium in an amount equal to the amount of interest that otherwise would have been payable from the date of prepayment until December 30, 2017 plus 3.0% of the amount of the principal loan balance that was prepaid. If the Company prepays any of the outstanding principal loan balance after December 30, 2017 through December 30, 2018, the Company is required to pay the lenders 2.0% of the principal loan balance that was prepaid, and if the Company prepays any of the outstanding loan balance after December 30, 2018 through December 30, 2019, the Company is required to pay a premium of 1.5% of the amount of the principal loan balance that was prepaid.

In connection with the Amended Credit Facility, the Company repaid the outstanding Credit Facility balance of $74.4 million, plus accrued interest, closing fees, a prepayment penalty and the reimbursement of certain lenders expenses incurred. The deferred financing fees totaled $2.2 million and are being amortized to interest expense over a period of 48 months using the effective interest method. In addition, the Company also expensed $2.4 million of the remaining deferred financing costs associated with the Credit Facility and $2.1 million of the prepayment penalty within the caption “Loss on extinguishment of debt” in the accompanying consolidated statements of operations. As of December 31, 2016, the aggregate outstanding balance under the Amended Credit Facility was $77.8 million. The Company cannot assure you that they will be able to maintain appropriate minimum leverage or fixed-charge coverage ratio requirements in the future.

Subordinated Convertible Promissory Notes Agreement (U.S.):

In conjunction with the additional funding under the Credit Facility in December 2014, the Company entered into a note purchase agreement with five of the Company’s current investors for the purchase of $10.0 million of subordinated convertible promissory notes. The notes bore interest at a rate of 12.0% per annum and would automatically mature and be due and payable on the earlier of the completion of any change of control or qualified initial public offering, or at the election of the holders of the notes at any time after the occurrence of an event of default. The Company had the right to prepayment without the consent of the note holders and the note holders held conversion rights upon future financing into new equity financing or convertible note financing. This note purchase agreement contained a beneficial conversion feature which was valued at $5.2 million based on the difference between the fair value of the Company’s stock as of the commitment date as compared to the most favorable conversion rate that would have been available to the investor during the term of the loan. This amount was accounted for as a debt discount and an increase in shareholders’ equity. The debt discount was being accreted to interest expense ratably over the expected term of the notes. In addition, there were debt issuance costs of $0.2 million which were being amortized to interest expense over the estimated term of the loan using the effective interest method. As of December 31, 2015, the outstanding balance under the note purchase agreement was $10.0 million.

As discussed in Note 1, concurrent with the closing of the Company’s IPO, the principal and accrued interest on the outstanding subordinated convertible promissory notes were converted into an aggregate of 1,079,749 shares of common stock at the public offering price of $11.00 per share. In connection with this conversion, the remaining beneficial conversion feature, debt discount and debt issuance costs totaling $1.3 million were fully expensed as interest expense in the accompanying consolidated statements of operations.

Accounts Receivable, Secured and Unsecured Financing:

EMEA: During 2014, the Company renewed a general credit agreement with a financial institution in Turkey to provide up to $20.0 million (later changed to 20.0 million Euro, or approximately $21.1 million as of December 31, 2016) of short-term collateralized financing on invoiced accounts receivable of one of Turkey’s customers. Interest accrues annually at the Euro Interbank Offered Rate (EURIBOR) plus 0.2% (currently 5.75%) and is paid monthly. In December 2014, Turkey obtained an additional $7.0 million of unsecured financing under the credit agreement, increasing the total facility. All credit agreement terms remained the same. The credit agreement does not have a maturity date, however the limits are reviewed in September of each year. Amounts outstanding under this agreement as of December 31, 2016 and 2015 include $15.1 million and $18.7 million of accounts receivable financing and $4.6 million and $4.1 million of unsecured financing, respectively.

In December 2014, the Company entered into a credit agreement with a Turkish financial institution to provide up to $16.0 million short-term financing of which $10.0 million is collateralized financing on invoiced accounts receivable of one of Turkey’s customers and the remaining $6.0 million is unsecured. Interest accrues at an average rate of 6.25%. The credit agreement does not have a maturity date, however the limits are reviewed in September of each year. No amounts were outstanding under this agreement as of December 31, 2016. Amounts outstanding under this agreement as of December 31, 2015 include $1.8 million of accounts receivable financing and $4.5 million of unsecured financing.

In March 2016, the Company entered into a general credit agreement with a Turkish financial institution to provide up to 33.5 million Euro (later increased to 36.0 million Euro, or approximately $37.9 million as of December 31, 2016) of short-term financing of which 20.0 million Euro (approximately $21.1 million as of December 31, 2016) is collateralized financing based on invoiced accounts receivable of one of the EMEA segment’s customers, 12.5 million Euro (later increased to 15.0 million Euro, or approximately $15.8 million as of December 31, 2016) for the collateralized financing of capital expenditures and 1.0 million Euro (approximately $1.0 million as of December 31, 2016) related to letters of guarantee. Interest on the collateralized financing based on invoiced accounts receivable accrues at the three month EURIBOR plus 5.75% and is paid quarterly with a maturity date equal to four months from the applicable invoice date. Interest on the collateralized capital expenditures financing accrues at the one month EURIBOR, plus 6.75% (currently 6.75%) with monthly principal repayments beginning in October 2017 with a final maturity date of December 2021. Interest on the letters of guarantee accrues at 2.00% annually with a final maturity date of March 2017. As of December 31, 2016, there was $15.8 million outstanding under the collateralized financing of capital expenditures line.

Asia: During 2014, the Company also entered into accounts receivable financing loans with a financial institution. Amounts outstanding as of December 31, 2015 were $6.6 million and interest accrued at 6.6% annually. All interest was payable quarterly. The principal on these loans was scheduled to be paid from between 12 to 36 months from each loan origination date but had been, and were anticipated to continue to be, renewed at their maturities. As of December 31, 2016, all amounts outstanding under these accounts receivable financing loans were fully repaid.

In January 2016, the Company entered into a credit agreement with a Chinese financial institution to provide up to 95.0 million Renminbi (approximately $13.6 million as of December 31, 2016) of short-term financing of which 85.0 million Renminbi (approximately $12.2 million as of December 31, 2016) is collateralized financing based on invoiced accounts receivables of one of its Asia segment’s customers and 10.0 million Renminbi (approximately $1.4 million as of December 31, 2016) of working capital loans collateralized by one of its Asia segment location’s machinery and equipment. Interest on the collateralized financing based on invoiced accounts receivable and the collateralized working capital loan accrues at a specified LIBOR rate plus an applicable margin and can be paid monthly, quarterly or at the time of the debt’s final maturity (January 12, 2017). As of December 31, 2016, there were no amounts outstanding under these accounts receivable financing and working capital loans.

Working Capital Agreements (Asia):

During 2014, the Company entered into several working capital loans with various financial institutions. Amounts outstanding as of December 31, 2015 were $9.5 million and interest accrued at between 5.6% and 6.9% annually. All interest was payable quarterly. The principal on these loans was scheduled to be paid from between 3 to 12 months from each loan origination date. As collateral for the above working capital loans, the financial institution received a security interest in China’s buildings and land use rights (Note 9).

In connection with the December 2015 amendment to the Credit Facility noted above, the Company repaid the outstanding indebtedness incurred in connection with its working capital loans with its lenders in China in 2016.

Equipment Lease and Other Arrangements:

U.S.: In March 2014, the Company entered into a lease agreement with a leasing company for the initial lease of up to $2.2 million of machinery and equipment at its Iowa facility. The lease agreement was subsequently amended and the amount of machinery and equipment available for lease was increased to $5.4 million. The lease includes an implied effective interest rate of 4.3% annually and requires monthly payments during each 24 month term. As of December 31, 2016 and 2015, there was $2.0 million and $2.7 million outstanding under this agreement.

EMEA: In 2013, the Company entered into a finance lease agreement with a financial institution in Turkey for $4.9 million of machinery, equipment and building improvements at its Turkey facility. The term of the lease was for four years at an effective interest rate of 6.0%. The loan is to be repaid in monthly installments through 2017. The balance outstanding as of December 31, 2016 and 2015 was $1.9 million and $2.9 million, respectively.

Mexico: In October 2015, the Company entered into a construction financing agreement related to the expansion of a building with a total value of $1.8 million. Interest accrued at 7.0% annually and was paid monthly. The agreement required monthly payments between October 2015 and October 2016. No amounts were outstanding under this agreement as of December 31, 2016. The amount outstanding under this agreement as of December 31, 2015 was $1.2 million.

In January 2016, the Company entered into a lease agreement with a leasing company for the initial lease of up to $9.5 million (subsequently amended to $10.0 million) of machinery and equipment at its second Mexico facility. The lease includes an implied effective interest rate of 4.3% annually and requires monthly payments during each 24 month term. The amount outstanding under this agreement as of December 31, 2016 was $8.0 million.

Due to the short-term nature of the unsecured financing in Turkey, the Company estimates that fair-value approximates the face value of the notes.

For the years ended December 31, 2016, 2015 and 2014, $1.7 million, $1.3 million and $0.7 million of debt issuance costs were amortized to interest expense in the Company’s consolidated statements of operations.

The average interest rate on the Company’s short-term borrowings as of December 31, 2016 and 2015 was approximately 5.8% and 6.1%, respectively.

The aggregate annual maturities of debt at December 31, 2016 are as follows (in thousands):

2017	$33,403
2018	13,379
2019	7,471
2020	67,471
2021	3,721

Total	$125,445